UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 15, 2005

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mr. Gerald C. Schleif retired from the board of directors of WD-40 Company effective December 13, 2005. He had been a director since 1989. Mr. Schleif retired from the company in 1997 after serving as president and CEO. Mr. Schleif joined WD-40 Company in 1969 and served in a variety of roles including Vice President-Marketing, Executive Vice President, Treasurer and Chief Operating Officer.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company (Registrant)

Date: December 15, 2005	/s/ MICHAEL J. IRWIN
Michael J. Irwin
Executive Vice President and Chief Financial Officer (Principal Financial Officer)